Annual Report

Growth Stock Fund

December 31, 2001

T. Rowe Price


Report Highlights

Growth Stock Fund

o Large-cap growth stocks declined in 2001, in spite of banner fourth-quarter results.

o Your fund declined for the past 6- and 12-month periods, but outperformed the S&P 500 and its Lipper benchmark.

o The fund benefited from the ownership of data processing and health care service companies; software and media holdings detracted from performance.

o We are generally optimistic that the economy and the markets will be stronger in 2002.

o While the last two years have been difficult, the fund's double-digit 5- and 10-year annualized returns affirm the merit of adhering to our time-tested investing strategies.

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Fellow Shareholders
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/01                            6 Months            12 Months

Growth Stock Fund                                   -2.55%               -9.79%

S&P 500 Stock Index                                  -5.56               -11.89

Lipper Large-Cap Growth
Funds Average                                        -8.78               -22.95


     Over the last six months, the U.S. markets have been like a Broadway play-encompassing gloom, tragedy, heroism, and hope. In Act I, the market continued to drift lower as earnings prospects dimmed and interest rate cuts seemed to have little effect. Act II opened with the tragedy of the September 11 terrorist attacks that, ironically, moved people from focusing on the current valley to the potential for a recovery. Act III included the market's year-end rally that almost retraced most of the losses of summer.

     There are several important lessons to glean from these events. The first is the U.S. economy's resilience, which wavered but did not fail. The second is that investor perceptions are fickle and can be unpredictable. Regardless of the current market clime, we focus on owning great companies and on generating solid returns over time without undo risk. We work hard at avoiding speculation when it is in vogue, and on maintaining a long-term focus when the short-term outlook is bleak.

     Over the past six months, your fund lost 2.55%, which was superior to the 5.56% decline for the S&P 500 Stock Index and well ahead of the 8.78% loss for the Lipper Large-Cap Growth Funds Average. Over 12 months, your fund fell 9.79%, versus an 11.89% loss for the S&P 500 Stock Index and a 22.95% drubbing for the Lipper Large-Cap Growth Funds Average. While we are never happy to report negative returns, we are pleased to have provided our long-term shareholders with superior returns. As seen in the following table, our 3-, 5-, and 10-year returns outpace both the S&P 500 Stock Index and the Lipper growth funds average in all periods.


Annualized Gains
--------------------------------------------------------------------------------

Periods Ended 12/31/01            3 Year            5 Year              10 Year
--------------------------------------------------------------------------------

Growth Stock Fund                 3.38%              12.25%               13.38%

S&P 500 Stock Index               -1.03              10.70                12.94

Lipper Large-Cap

Growth Funds Average              -3.82               8.15                10.09


     Stock selection drove our superior relative performance in the last six months. For the 12-month period, technology and telecom stocks detracted from results while health care services and processing companies were positives. (Based on the total return, the T. Rowe Price Growth Stock Fund was ranked 5 out of 838 large-cap growth funds by Lipper Inc. for the one-year period ended 12/31/01. For the 3-, 5-, and 10-year periods, the rankings were 18 out of 504, 40 out of 308, and 8 out of 87, respectively. Of course, past performance is no guarantee of future results.)


MARKET ENVIRONMENT

     I will borrow a phrase that we have used in a previous letter: "The only thing that's constant is change."The terrorist attacks and the personal devastation that followed were turning points in the market over the last six months. However, the market's reaction was much different than generally expected, furthering support for our long-term, gradualist approach to managing money.

     the market acted as though it were certain of a recovery and only slightly unsure of its timing.

     Even as the economy weakened, economically sensitive stocks rallied strongly after bottoming on September 21. Fears regarding the tragedy's effects on business very quickly became reality, and the sudden drop in fundamentals created a floor from which stocks could improve. Investors began to discount this expected improvement rapidly as lowered interest rates and liquidity moved the market higher. By the end of the year, while still in the midst of a poor economy, the market acted as though it were certain of a recovery and only slightly unsure of its timing.

     After taking a back seat to value for the prior nine months, growth stocks outperformed in the fourth quarter. Aggressive growth stocks in the technology, media, and retail sectors led the charge, while the pharmaceutical and energy sectors were weak.


Portfolio Characteristics
--------------------------------------------------------------------------------

                                              Growth Stock
                                                  Domestic
As of 12/31/01                                   Portfolio              S&P 500

Earnings Growth Rate

  Past 5 Years                                        18.5%                13.4%

  Projected 5 Years 1                                 15.0                 14.0

Dividend Growth Rate

  Past 5 Years                                        13.7                  1.1

  Projected 5 Years 2                                 10.0                  1.1

Return on Equity

  Past 5 Years                                        24.2                 22.5

Long-Term Debt as
Percent of Capital                                    35.4                 35.5

P/E Ratio (12-month forward
projected earnings)1                                 24.7X                23.5X


1 Source data: IBES. 2 Source data: Value Line. Forecast data are in no way indicative of future investment returns.

     The return to "upside uncertainty" from "downside uncertainty" was extremely fast. Once it happened, great companies whose fundamentals were in fine shape, like Freddie Mac, traded down from already low levels, while companies that were stumbling through the economic malaise were forgiven and were accorded valuations that assumed all would be fine very soon. The market was far too concerned with the direction of the next piece of economic data, rather than the longer-term prospects of a company and its share price. We attempted to use this shortsightedness as an opportunity to add to or trim from our holdings, offsetting any additional gray hair with higher returns for our shareholders.


INVESTMENT REVIEW

Sector Diversification
--------------------------------------------------------------------------------

Consumer                                                               23

Health Care                                                            20

Financials                                                             20

Industrials and Business Services                                      14

Information Technology                                                 12

Energy & Utilities                                                     4

Telecommunication Services                                             4

Reserves                                                               3


     Our sector allocations remained relatively unchanged over the last 6- and 12-month periods. The overweighted position in the consumer nondurables aided our performance in 2001. An underweighted position in telecommunications services was beneficial over 12 months and mixed for the last six months.

     In the last six months, your fund was helped by the ownership of processing companies First Data and Concord EFS, and health care service companies UnitedHealth Group and Wellpoint Health Networks. As prospects for consumers improved, due to lower mortgage rates and falling oil prices, retail stocks Target, Wal-Mart, and Home Depot performed well. Target and Wal-Mart both benefited as consumers shifted their spending habits to more value-conscious stores.

     On the downside, software stocks had a difficult year and VeriSign and Siebel Systems detracted from performance. In addition, media holdings like Viacom and Clear Channel Communications declined more than the general market. However, like technology stocks, a strong finish at the end of the year kept returns from being much worse. Most of our portfolio changes through the last six months were aimed at increasing the portfolio's economic sensitivity. As we began to feel that expectations were low enough, we added to Home Depot and Tyco International. We also initiated positions in Affiliated Computer Services and Merrill Lynch. In addition, we trimmed several more defensive names including Philip Morris, Johnson & Johnson, and Kroger in favor of faster growing companies in their sectors such as grocery retailer Royal Ahold and pharmaceutical company Sanofi-Synthelabo. Most of these changes have been successful. However, if we had anticipated the speed of the return of optimism, we would have moved more aggressively.

GROWTH STOCK FUND P/E RELATIVE TO THE S&P 500 P/E
--------------------------------------------------------------------------------

         Ratio

12/76    1.295
         1.218
         1.224
         1.207
         1.215
         1.219
         1.263
         1.193
         1.145
         1.090
         1.118
         1.061
         1.025
         1.088
         1.111
         1.195
         1.295
         1.313
         1.312
         1.426
12/81    1.267
         1.235
         1.186
         1.286
         1.483
         1.522
         1.424
         1.500
         1.473
         1.264
         1.233
         1.103
         1.185
         1.196
         1.216
         1.171
         1.226
         1.204
         1.163
         1.122
12/86    1.106
         1.108
         1.000
         1.063
         1.024
         0.992
         1.066
         1.105
         1.191
         1.207
         1.153
         1.209
         1.028
         1.000
         1.035
         0.944
         0.985
         1.072
         1.007
         1.026
12/91    1.144
         1.152
         1.019
         1.019
         1.122
         1.054
         1.055
         1.072
         1.149
         1.086
         1.118
         1.170
         1.316
         1.196
         1.145
         1.130
         1.133
         1.147
         1.090
         1.120
12/96    1.085
         1.074
         1.016
         1.025
         0.950
         0.986
         1.005
         0.967
         1.019
         1.019
         1.046
         1.086
         1.067
         1.111
         1.260
         1.077
         1.363
         1.202
         1.212
         1.038
12/01    1.124


This chart shows the history of the average (unweighted) price/earnings (P/E) ratio of the fund's U.S. portfoliocompanies compared with the P/E ratio of the S&P 500 Stock Index. The line labeled 1.0 represents the P/E ratioof the S&P 500 while the dark blue line is the fund's P/E relative to the S&P 500. As of December 31, 2001, the fund's P/E ratio was 25.8 versus 23.0 for the index, or 12% higher than the S&P 500's P/E ratio.


OUTLOOK

     We are generally optimistic that the economy and equity markets will be stronger in 2002. What tempers our enthusiasm is that consumer spending remained relatively strong during the downturn. As a result, we expect a more modest recovery than normal. In addition, capital spending was stronger than expected in the late 90s, before its recent downturn, and may take longer than normal to recover. We are also mindful that September 11 may not be an isolated incident, although we hope that we will see nothing as grave.

     For these reasons, we continue to increase the portfolio's economic sensitivity on a stock-by-stock basis. We continue to look for market share gainers and companies that produce strong free cash flow and have management teams that can invest the free cash at high rates of return. While the last two years have been difficult, our double-digit 5- and 10-year annualized returns affirm the merit of adhering to our time-tested investing strategies.

     As always, we will continue to work diligently on your behalf in our search for attractive investments, both here and abroad.

     Respectfully submitted,

     Robert W. Smith
     Chairman of the fund's Investment Advisory Committee
     January 10, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                             12/31/01
--------------------------------------------------------------------------------

Citigroup                                                         4.2%

Freddie Mac                                                       3.5

Pfizer                                                            3.2

Tyco International                                                2.5

UnitedHealth Group                                                2.5
--------------------------------------------------------------------------------

First Data                                                        2.4

Microsoft                                                         2.2

GE                                                                2.2

American Home Products                                            2.0

Vodafone                                                          1.9
--------------------------------------------------------------------------------

Home Depot                                                        1.8

Viacom                                                            1.7

Johnson & Johnson                                                 1.7

Target                                                            1.6

Concord EFS                                                       1.6
--------------------------------------------------------------------------------

Liberty Media                                                     1.5

Cendant                                                           1.5

Fannie Mae                                                        1.5

American International Group                                      1.4

Philip Morris                                                     1.4
--------------------------------------------------------------------------------

Wellpoint Health Networks                                         1.3

AOL Time Warner                                                   1.2

Flextronics                                                       1.2

Exxon Mobil                                                       1.1

Omnicom                                                           1.0

--------------------------------------------------------------------------------

Total                                                            48.1%


Note: Table excludes reserves.


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 12/31/01

Ten Largest Purchases
--------------------------------------------------------------------------------

Tyco International

Sanofi-Synthelabo *

Royal Ahold *

Affiliated Computer Services *

Merrill Lynch *

Home Depot

Walgreen *

WorldCom - WorldCom Group *

American International Group

Convergys *



Ten Largest Sales
--------------------------------------------------------------------------------

Kroger

First Data

Safeway

Sprint PCS

Philip Morris

VNU **

Johnson & Johnson

ACE Limited

Providian Financial **

Univision Communications



 *       Position added
**       Position eliminated


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical 10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     Growth Stock Fund
     ---------------------------------------------------------------------------

                                                   S&P 500         Growth Stock
                                               Stock Index                 Fund

     12/31/91                                        10000                10000
     12/31/92                                        10762                10599
     12/31/93                                        11847                12249
     12/31/94                                        12003                12357
     12/31/95                                        16514                16184
     12/31/96                                        20305                19696
     12/31/97                                        27080                24929
     12/31/98                                        34819                31761
     12/31/99                                        42145                38796
     12/31/00                                        38307                38901
     12/31/01                                        33754                35092


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

     Periods Ended
     12/31/01             1 Yea          3 Year          5 Year        10 Years

     Growth Stock
     Fund                 -9.79             3.3            12.2           13.38%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

                    Year                               Ended
                12/31/01    12/31/00    12/31/99    12/31/98    12/31/97

NET ASSET VALUE

Beginning of
period            $27.20      $33.27      $32.07      $28.99      $26.18

Investment activities
  Net investment
  income (loss)     0.09        0.07        0.11        0.22        0.23

  Net realized
  and unrealized
  gain (loss)      (2.76)       0.21        6.61        7.38        6.65

  Total from
  investment
  activities       (2.67)       0.28        6.72        7.60        6.88

Distributions
  Net investment
  income           (0.08)      (0.07)      (0.10)      (0.25)      (0.20)

  Net realized
  gain             (0.27)      (6.28)      (5.42)      (4.27)      (3.87)

  Total
  distributions    (0.35)      (6.35)      (5.52)      (4.52)      (4.07)

NET ASSET VALUE

End of
period             $24.18      $27.20      $33.27      $32.07      $28.99
                   ------      ------      ------      ------      ------

Ratios/Supplemextal Data

Total
return(diamond)    (9.79)%      0.27%      22.15%      27.41%      26.57%

Ratio of total
expenses to
average
net assets          0.77%       0.73%       0.74%       0.74%       0.75%

Ratio of net
investment
income (loss)
to average
net assets          0.34%       0.20%       0.31%       0.67%       0.75%

Portfolio
turnover rate       64.1%       74.3%       55.8%       54.8%      4 0.9

Net assets,
end of period
(in millions)     $ 4,685       5,428     $ 5,672     $ 5,041    $ 3,988


(diamond Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------
                                                              December 31, 2001

Statement of Net Assets                                 Shares           Value
--------------------------------------------------------------------------------
                                                              In thousands

  Common Stocks  96.4%

  CONSUMER DISCRETIONARY  15.7%

  Automobiles  0.9%

  Harley-Davidson                                  757,600               41,145

                                                                         41,145

  Hotels, Restaurants & Leisure                                             0.6%

  MGM Grand *                                      306,973                8,862

  Starwood Hotels & Resorts Worldwide, REIT        640,900               19,131

                                                                         27,993

  Household Durables                                                        0.4%

  Sony (JPY)                                       440,000               20,118

                                                                         20,118

  Media                                                                     8.0%

  AOL Time Warner *                              1,690,000               54,249


  Clear Channel Communications *                   564,000               28,713

  Comcast (Class A Special) *                      910,000               32,765

  Liberty Media (Series A) *                     5,115,000               71,610

  Omnicom                                          550,000               49,143

  TMP Worldwide *                                  365,000               15,660

  Univision Communications (Class A) *             508,800               20,586

  Viacom (Class B) *                             1,820,524               80,376

  WPP (GBP)                                      2,110,000               23,313

                                                                        376,415

  Multiline Retail  3.5%

  Target                                         1,860,000               76,353

  Wal-Mart                                         850,000               48,917

  Wal-Mart de Mexico (MXN)                       2,400,000                6,553

  Wal-Mart de Mexico ADR                         1,180,000               32,303

                                                                        164,126

  Specialty Retail                                                          2.3%

  Home Depot                                     1,635,000               83,401

  Inditex (EUR) *                                1,308,400               24,936

                                                                        108,337

  Total Consumer Discretionary                                          738,134

  CONSUMER STAPLES  6.8%

  Beverages  1.7%

  Coca-Cola                                        775,000               36,541

  PepsiCo                                          900,000               43,821
                                                                         80,362

  Food & Drug Retailing  3.1%

  Royal Ahold (EUR)                              1,305,000               37,963

  Kroger *                                         955,000               19,931

  Safeway *                                        610,400               25,484

  Sysco                                          1,193,000               31,281

  Walgreen                                         940,000               31,640

                                                                        146,299

  Household Products  0.6%

  Colgate-Palmolive                                435,000               25,121

                                                                         25,121

  Tobacco  1.4%

  Philip Morris                                  1,450,900               66,524

                                                                         66,524

  Total Consumer Staples              318,306

  ENERGY  3.6%


  Energy Equipment & Services  0.8%

  Baker Hughes                                                          980,000

                                                                         35,741

                                                                         35,741

  Oil & Gas  2.8%

  ChevronTexaco                                    500,000               44,805

  Exxon Mobil                                    1,281,374               50,358

  Royal Dutch Petroleum ADR                        755,000               37,010

                                                                        132,173

  Total Energy                                                          167,914

  FINANCIALS  18.5%

  Banks  2.2%

  Bank of New York                                 585,000               23,868

  Fifth Third Bancorp                              500,000               30,667

  Mellon Financial                                 850,000               31,977

  Wells Fargo                                      350,000               15,208

                                                                        101,720

  Diversified Financials  11.4%

  Capital One Financial                            315,000               16,994

  Citigroup                                      3,867,853              195,249

  Fannie Mae                                       860,400               68,402

  Freddie Mac                                    2,530,000              165,462

  Merrill Lynch                                    730,000               38,048

  Morgan Stanley Dean Witter                       565,000               31,606

  State Street                                     340,000               17,765

                                                                        533,526

  Insurance  4.9%

  ACE Limited                                    1,035,000               41,555

  American International Group                     840,000               66,696

  Fairfax Financial (CAD) *                        119,600               12,318

  Hartford Financial Services                      700,000               43,981

  Loews                                            215,000               11,907

  Marsh & McLennan                                 280,000               30,086

  Progressive Corporation                          160,000               23,888

                                                                        230,431

  Total Financials                                                      865,677

  HEALTH CARE  19.3%

  Biotechnology  1.4%

  Amgen *                                          300,000               16,930

  MedImmune *                                    1,018,900               47,206

                                                                         64,136

  Health Care Equipment & Supplies  1.5%

  Baxter International                             885,000               47,462

  Waters Corporation *                             601,000               23,289

                                                                         70,751

  Health Care Providers & Services  5.5%

  AmerisourceBergen                                466,600               29,653

  HCA                                              860,000               33,144

  Laboratory Corporation of America *              223,800               18,094



  UnitedHealth Group                             1,634,400              115,667

  Wellpoint Health Networks (Class A) *            520,000               60,762

                                                                        257,320

  Pharmaceuticals  10.9%

  Abbott Laboratories                              775,000               43,206

  Allergan                                         515,000               38,651

  American Home Products                         1,510,000               92,654

  Bristol-Myers Squibb                             409,600               20,890

  Johnson & Johnson                              1,330,000               78,603

  Pfizer                                         3,730,000              148,640

  Pharmacia                                        285,000               12,155

  Sanofi-Synthelabo (EUR)                          595,000               44,384

  Schering-Plough                                  895,000               32,050

                                                                        511,233

  Total Health Care                                                     903,440

  INDUSTRIALS & BUSINESS SERVICES  13.6%

  Aerospace & Defense  0.5%

  Honeywell                                        681,800               23,058

                                                                         23,058

  Commercial Services & Supplies                                            7.8%

  Apollo (Class A) *                               670,000               30,160

  Automatic Data Processing                        725,000               42,703

  Cendant *                                      3,500,000               68,635

  Concord EFS *                                  2,260,000               74,094

  Convergys *                                      990,000               37,115

  First Data                                     1,415,000              111,007
                                                                        363,714

  Industrial Conglomerates                                                  5.3%

  GE                                             2,570,000              103,006

  Hutchison Whampoa (HKD)                        2,980,000               28,853

  Tyco International                             2,022,700              119,137

                                                                        250,996

  Total Industrials & Business Services                                 637,768



  INFORMATION TECHNOLOGY  10.2%

  Communications Equipment  1.5%

  Cisco Systems *                                2,155,000               39,038

  Crown Castle *                                 2,386,100               25,483

  Nokia ADR                                        300,000                7,359

                                                                         71,880

  Computers & Peripherals  0.6%

  Dell Computer *                                  950,000               25,807

                                                                         25,807

  Electronic Equipment & Instruments  1.2%

  Flextronics *                                  2,253,600               54,075

                                                                         54,075

  Internet Software & Services  0.7%

  VeriSign *                                       904,100               34,415

                                                                         34,415

  IT Consulting & Services  1.4%

  Affiliated Computer
  Services (Class A) *                             411,700               43,694

  Electronic Data Systems                          290,000               19,879

                                                                         63,573

  Semiconductor Equipment & Products  1.9%

  Analog Devices *                                 370,000               16,425

  Applied Materials *                              260,000               10,427


  Maxim Integrated Products *                      522,600               27,439

  Samsung Electronics (KRW)                        161,500               34,435

                                                                         88,726

  Software  2.9%

  Electronic Arts *                                416,800               24,989

  Microsoft *                                    1,569,800              104,007

  Siebel Systems *                                 330,000                9,237

                                                                        138,233

  Total Information Technology                                          476,709


  TELECOMMUNICATION SERVICES  4.0%

  Diversified Telecommunication Services  0.7%

  WorldCom-WorldCom Group *                      2,226,373               31,358

                                                                         31,358

  Wireless Telecommunication Services                                       3.3%

  China Mobile (Hong Kong) (HKD) *                     100                    0

  China Unicom ADR *                             1,187,000               13,259

  NTT DoCoMo (JPY)                                     900               10,579

  Sprint PCS *                                   1,753,900               42,813

  Vodafone (GBP)                                34,450,000               90,025

                                                                        156,676

  Total Telecommunication Services                                      188,034


  UTILITIES  0.6%

  Gas Utilities  0.6%


  El Paso Corporation                              610,000               27,212

  Total Utilities                                                        27,212

  Total Miscellaneous
  Common Stocks 4.1%                                                    194,315

  Total Common Stocks
  (Cost                                          3,413,332)           4,517,509


  MISCELLANEOUS PREFERRED STOCKS 0.3%

  Total Miscellaneous Preferred Stocks (Cost  15,298)                    14,009

  Short-Term Investments  3.0%

  Money Market Fund  3.0%

  T. Rowe Price Reserve
  Investment Fund, 2.43% #                     141,192,480              141,193

  Total Short-Term Investments (Cost  141,193)                          141,193


  Total Investments in Securities
  99.7% of Net Assets (Cost 3,569,823)                                4,672,711

  Other Assets Less Liabilities                                          12,125

  NET ASSETS                                                         $4,684,836
                                                                     ----------

  Net Assets Consist of:
  Undistributed net
  realized gain (loss)                                                 (352,889)

  Net unrealized
  gain (loss)                                                         1,102,870

  Paid-in-capital applicable
  to 193,751,086 shares of
  1.00 par value capital stock
  outstanding; 200,000,000
  shares authorized                                                   3,934,855

  NET ASSETS                                                         $4,684,836
                                                                     ----------

NET ASSET VALUE PER SHARE

Growth Stock shares
(4,684,735,805/193,746,950 shares outstanding)                       $    24.18
-------------- -----------                                           ----------

Growth Stock Advisor Class shares
(100,000/4,136 shares outstanding)                                   $    24.18
                                                                     ----------

         #        Seven-day yield
         *        Non-income producing
         ADR      American Depository Receipts
         REIT     Real Estate Investment Trust
         CAD      Canadian dollar
         EUR      Euro
         GBP      British pound
         HKD      Hong Kong dollar
         JPY      Japanese yen
         KRW      South Korean won
         MXN      Mexican peso



The accompanying notes are an integral part of these financial statements.


Statement of Operations
In thousands
                                                                 Year
                                                                Ended
                                                             12/31/01

  Investment Income (Loss)
  Income
     Interest                                                  10,546

     Dividend                                                  42,949

     Total income                                              53,495

  Expenses

     Investment management                                     27,400

     Shareholder servicing                                      8,977

     Custody and accounting                                       336

     Prospectus and shareholder reports                           195

     Registration                                                  47

     Directors                                                     24

     Legal and audit                                               22

     Proxy and annual meeting                                      18

     Miscellaneous                                                 31

     Total expenses                                            37,050

     Expenses paid indirectly                                     (16)

     Net expenses                                              37,034

  Net investment income (loss)                                 16,461

  Realized and Unrealized Gain (Loss)

  Net realized gain (loss)

     Securities                                              (353,414)

     Written options                                            2,167

     Foreign currency transactions                               (819)

     Net realized gain (loss)                                (352,066)

  Change in net unrealized gain (loss)

     Securities                                              (206,230)

     Written options                                              281

     Other assets and liabilities

     denominated in foreign currencies                            (33)

     Change in net unrealized gain (loss)                    (205,982)

  Net realized and unrealized gain (loss)                    (558,048)

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                     (541,587)
                                                             --------


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
In thousands

                                                      Year
                                                     Ended
                                                  12/31/01             12/31/00

  Increase (Decrease) in Net Assets
  Operations
     Net investment income (loss)                   16,461               11,827

     Net realized gain (loss)                     (352,066)             966,317

     Change in net unrealized
     gain (loss)                                  (205,982)            (961,386)

     Increase (decrease) in net
     assets from operations                       (541,587)              16,758

  Distributions to shareholders

     Net investment income
     Growth Stock shares                           (15,356)             (11,688)

     Net realized gain

     Growth Stock shares                           (51,744)          (1,048,157)

     Decrease in net asset
     from distributions                            (67,100)          (1,059,845)

  Capital share transactions *

     Shares Sold

     Growth Stock shares                           459,860              719,902

     Growth Stock Advisor
     Class shares                                      100                 --

     Distributions reinvested

     Growth Stock shares                            63,231              996,094

     Shares redeemed

     Growth Stock shares                          (657,967)            (916,941)

     Increase (decrease) in net
     assets from capital

     share transactions                           (134,776)             799,055

  Net Assets

  Increase (decrease)
  during period                                   (743,463)            (244,032)

  Beginning of period                            5,428,299            5,672,331

  End of period                                  4,684,836            5,428,299
                                                 ---------            ---------

  *Share information

    Shares sold

     Growth Stock shares                            18,719               20,884

     Growth Stock Advisor
     Class shares                                        4                 --

     Distributions reinvested
     Growth Stock shares                             2,666               35,524

     Shares redeemed

     Growth Stock shares                           (27,224)             (27,290)

     Increase (decrease) in
     shares outstanding                             (5,835)              29,118


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------
                                                             December 31, 2001

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Growth Stock Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies. The fund originally commenced operations on April 11, 1950, and on December 31, 2001, launched a second share class, Growth Stock Fund Advisor Class, at an initial net asset value per share of 24.18. Growth Stock Fund Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, written options are valued at the mean of the latest bid and asked prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Class Accounting The Growth Stock Fund Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets; no such fees were incurred during the year ended December 31, 2001. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on annual basis. Capital gain distributions are declared and paid by the fund on an annual basis.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Transactions in options written and related premiums received during the year ended December 31, 2001, were as follows:

--------------------------------------------------------------------------------
                                                 Number of
                                                 Contracts             Premiums


Outstanding at
beginning of period                                  2,000              694,000

Written                                             10,500            2,477,000

Expired                                             (2,000)            (316,000)

Closed                                             (10,500)          (2,855,000)

Outstanding at
end of period                                         --                   --
                                                   -----------------------------


Other Purchases and sales of portfolio securities, other than short-term securities, aggregated 2,958,295,000 and 3,057,747,000, respectively, for the year ended December 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Distributions during the year ended December 31, 2001 were characterized as follows for tax purposes:

--------------------------------------------------------------------------------
Ordinary income                                            19,189,000

Long-term capital gain                                     47,911,000

Total distributions                                       $67,100,000
                                                          -----------


The tax-basis components of net assets at December 31, 2001 were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                   $1,303,160,000

Unrealized depreciation                                    (200,452,000)

Net unrealized
appreciation (depreciation)                                1,102,708,000

Capital loss carryforwards                                 (352,727,000)

Distributable earnings                                     749,981,000

Paid-in capital                                            3,934,855,000

Net assets                                                $4,684,836,000
                                                          --------------


Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2001, 162,000 of realized capital losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2002. Further, the fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of December 31, 2001, the fund had 352,727,000 of capital loss carryforwards that expire in 2009.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the fund recorded the following permanent reclassifications, which relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net
investment income                                          (1,423,000)

Undistributed net
realized gain                                                  60,000

Paid-in capital                                             1,363,000


At December 31, 2001, the cost of investments for federal income tax purposes was 3,569,985,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which 2,250,000 was payable at December 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first 1 billion of assets to 0.295% for assets in excess of 120 billion. At December 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately 7,195,000 for the year ended December 31, 2001, of which 605,000 was payable at year end.

Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the year then ended, the fund was allocated 556,000 of Spectrum expenses, 86,000 of which was payable at year-end. At December 31, 2001, approximately 4% of the outstanding shares of the fund were held by Spectrum.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled 10,515,000 and are reflected as interest income in the accompanying Statement of Operations.


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of T. Rowe Price Growth Stock Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Growth Stock Fund, Inc. (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with custodians, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
January 18, 2002


T. Rowe Price Growth Stock Fund

Tax Information (Unaudited) for the Tax Year Ended 12/31/01
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    3,833,000 from short-term capital gains,

o 47,911,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, 15,804,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.


T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

Annual Meeting Results
--------------------------------------------------------------------------------

The T. Rowe Price Growth Stock Fund held an annual meeting on October 23, 2001, to vote on two issues. The results of voting were as follows (by number of shares).

1. To elect an expanded slate of directors to increase the number of independent directors serving the fund:

2. To include in the Articles of Incorporation standard T. Rowe Price language authorizing the creation of different series and classes of shares, and to add other related provisions. M. David Testa

         Affirmative:      119,136,063.259
         Withhold:           2,389,698.495
         Total:            121,525,761.754

James A.C. Kennedy
         Affirmative:      118,949,813.690
         Withhold:           2,575,948.064
         Total:            121,525,761.754

Calvin W. Burnett
         Affirmative:      118,854,059.385
         Withhold:           2,671,702.369
         Total:            121,525,761.754

Anthony W. Deering
         Affirmative:      119,074,219.189
         Withhold:           2,451,542.565
         Total:            121,525,761.754

Donald W. Dick, Jr.
         Affirmative:      119,120,076.839
         Withhold:           2,405,684.915
         Total:            121,525,761.754

David K. Fagin
         Affirmative:      119,039,802.661
         Withhold:           2,485,959.093
         Total:            121,525,761.754

F. Pierce Linaweaver
         Affirmative:      119,034,736.299
         Withhold:           2,491,025.455
         Total:            121,525,761.754

Hanne M. Merriman
         Affirmative:      119,061,875.809
         Withhold:           2,463,885.945
         Total:            121,525,761.754

John G. Schreiber
         Affirmative:      119,075,629.654
         Withhold:           2,450,132.100
         Total:             21,525,761.754

Hubert D. Vos
         Affirmative:      118,932,284.050
         Withhold:           2,593,477.704
         Total:            121,525,761.754

Paul M. Wythes
         Affirmative:      119,046,534.104
         Withhold:           2,479,227.650
         Total:            121,525,761.754

James S. Riepe
         Affirmative:      119,048,077.286
         Withhold:           2,477,684.468
         Total:            121,525,761.754

         Affirmative:      104,875,172.777
         Against:            7,359,153.458
         Abstain:            3,591,822.519
         Broker
         Non-Votes:          5,699,613.000
         Total:            121,525,761.754


Independent Directors
--------------------------------------------------------------------------------
Calvin W.    Director     Elected     President,       97         Provident Bank
Burnett,                  2001        Coppin State                of Maryland
Ph.D.                                 College
100 East
Pratt
Street
3/16/32

--------------------------------------------------------------------------------
Anthony W.   Director     Elected     Director,        97         The Rouse
Deering                   2001        Chairman of the             Company
100 East                              Board, President,
Pratt                                 and Chief
Street                                Executive
1/28/45                               Officer,
                                      The Rouse
                                      Company, real
                                      estate
                                      developers

--------------------------------------------------------------------------------
Donald W.    Director     Elected     Principal,       97         Not
Dick, Jr.                 1980        EuroCapital                 Applicable
100 East                              Advisors, LLC,
Pratt                                 an acquisition
Street                                and management
1/27/43                               advisory firm

--------------------------------------------------------------------------------
David K.     Director     Elected     Director,        97         Dayton Mining
Fagin                     1994        Dayton Mining               Corporation,
100 East                              Corporation                 Golden Star
Pratt                                 (6/98 to present),          and Resources
Street                                Golden Star                 Ltd., and
4/9/38                                Resources Ltd.,             Canyon
                                      and Canyon                  Resources,
                                      Resources,                  Corp.
                                      Corp.
                                      (5/00 to present);
                                      Chairman and
                                      President,
                                      Nye Corporation

--------------------------------------------------------------------------------
*Each director serves until election of a successor.



Independent Directors (continued)
--------------------------------------------------------------------------------
F. Pierce    Director     Elected     President,       97         Not
Linaweaver                2001        F. Pierce                   Applicable
100 East                              Linaweaver &
Pratt                                 Associates, Inc.,
Street                                consulting
8/22/34                               environmental
                                      and civil
                                      engineers
--------------------------------------------------------------------------------
Hanne M.     Director     Elected     Retail           97         Ann Taylor
Merriman                  1994        Business                    Stores
100 East                              Consultant                  Corporation,
Pratt                                                             Ameren Corp.,
Street                                                            Finlay
11/16/41                                                          Enterprises,
                                                                  Inc.,
                                                                  The Rouse
                                                                  Company,
                                                                  and
                                                                  US Airways
                                                                  Group, Inc.
--------------------------------------------------------------------------------
John G.      Director     Elected     Owner/President, 97         AMLI
Schreiber                 2001        Centaur Capital             Residential
100 East                              Partners, Inc.,             Properties
Pratt                                 a real estate               Trust,
Street                                investment                  Host Marriott
10/21/46                              company;                    Corporation,
                                      Senior Advisor              and
                                      and Partner,                The Rouse
                                      Blackstone Real             Company, real
                                      Estate Advisors,            estate
                                      L.P.                        developers


--------------------------------------------------------------------------------
Hubert D.    Director     Elected     Owner/President, 97         Not
Vos                       1994        Stonington                  Applicable
100 East                              Capital
Pratt                                 Corporation, a
Street                                private
8/2/33                                investment
                                      company
--------------------------------------------------------------------------------
Paul M.      Director     Elected     Founding         97         Teltone
Wythes                    1994        Partner                     Corporation
100 East                              of Sutter
Pratt                                 Hill Ventures,
Street                                a venture
6/23/33                               capital
                                      limited
                                      partnership,
                                      providing
                                      equity capital
                                      to young
                                      high
                                      technology
                                      companies
                                      throughout
                                      the
                                      United States
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



Inside Directors
--------------------------------------------------------------------------------

                                                       Number of
                                                       Portfolios
                          Term of                      in Fund
Name,                     Office*     Principal        Complex    Other
Address,     Position(s)  and Length  Occupation(s)    Overseen   Directorships
and Date     Held With    of Time     During Past      by         Held by
of Birth     Fund         Served      5 Years          Director   Director
--------------------------------------------------------------------------------

James A.C.   Director     Elected     Managing         32         Not
Kennedy                   1997        Director                    Applicable
100 East                              and Director,
Pratt                                 T. Rowe Price
Street                                and T. Rowe
8/15/53                               Price Group,
                                      Inc.
--------------------------------------------------------------------------------

James S.     Director     Elected     Vice Chairman    82         Not
Riepe                     1982        of the Board,               Applicable
Pratt                                 Director and
Street                                Managing Director,
6/25/43                               T. Rowe Price
                                      Group, Inc.;
                                      Director and
                                      Managing Director,
                                      T. Rowe Price;
                                      Chairman of the
                                      Board and
                                      Director,
                                      T. Rowe Price
                                      Investment
                                      Services, Inc.,
                                      T. Rowe Price
                                      Retirement Plan
                                      Services, Inc.,
                                      and T. Rowe Price
                                      Services, Inc.;
                                      Chairman of the
                                      Board, Director,
                                      President and
                                      Trust Officer,
                                      T. Rowe Price
                                      Trust Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
M. David     Director     Elected     Vice Chairman    97         Not
Testa                     1984        of the Board,               Applicable
Pratt                                 Chief Investment
Street                                Officer, Director,
4/22/44                               and Managing
                                      Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.; Chief
                                      Investment
                                      Officer, Director,
                                      and Managing
                                      Director,
                                      T. Rowe
                                      Price; Vice
                                      President and
                                      Director,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
*Each director serves until election of a successor.


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


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INVESTMENT INFORMATION

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T. Rowe Price Report. Quarterly investment newsletter.

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*  T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services,
   Inc., Member NASD/SIPC.


T. Rowe Price Planning Tools and Services

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PLANNING TOOLS AND SERVICES

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T. Rowe Price Web Services

www.troweprice.com

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Portfolio Spotlight. This powerful tool provides investors with a clear picture of how all their investments fit together by sector and asset class.

Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for your needs.

Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


INVESTMENT TRACKING AND INFORMATION

My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

Watchlist Pro. Powered by SmartMoney, this tool allows investors to easily track personalized lists of securities and other financial information.

Portfolio Tracker. Powered by SmartMoney, this tool helps investors monitor the performance of their mutual fund and equity holdings.

Portfolio Review. This convenient, four-step planning tool is designed to help you see where you stand now and whether your investments are on the right track for the future.


T. Rowe Price College Planning

College Planning

With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Alaska Trust and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of 250,000 for a child's education. With systematic investing, you can invest as little as 50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses (effective January 1, 2002).

We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of 2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions (effective January 1, 2002). Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

College Planning Calculator. This Web-based application allows you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.


T. Rowe Price Advisory Services

Advisory Services

If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

The T. Rowe Price(registered trademark) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

T. Rowe Price Investment Checkup(registered trademark) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Portfolio Spotlight. This powerful tool provides you with a clear picture of how all your investments fit together. After you provide the number of shares or dollar values of your stock, mutual fund, and annuity holdings, Portfolio Spotlight will show you a detailed summary of your current holdings by sector and asset class.

Minimum Required Distribution (MRD) Guide. This guide discusses the potential effects of your MRD elections on your income, and includes a worksheet to help you make the MRD selections most appropriate for your retirement goals.


T. Rowe Price Brokerage Services
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Brokerage Services

T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.

Asset Manager Account. This premium relationship account is designed for investors with higher balances who seek to manage all of their investments through a single account. AMA clients also enjoy unlimited checking and VISA Gold ATM & Check Cards.

Mutual Fund Gateway. This service lets you invest in more than 100 prominent no-load fund families using a single account.

Margins and Options Trading for qualified investors.
Online Account Access. This service lets you access your Brokerage account, place stock, option, and mutual fund orders, create personal watch lists, and get real-time quotes over the Internet. Customers can enjoy low flat-rate commissions of 19.95 on stock trades.*

Tele-Trader. This automated, 24-hour trading service allows you to enter stock and option orders, access real-time quotes, and hear a report of your account balances. You can also create a quote list for your selected securities.

Online Research and News.** Company news, stock information, and interactive charting available 24 hours a day, provided by Thomson Financial Services.

*    19.95 per trade for up to 1,000 shares, plus 0.02 per share thereafter.

** The information provided through these services is prepared by independent investment research companies that are not affiliated with T. Rowe Price. While the information provided is deemed reliable, neither T. Rowe Price Brokerage nor the information providers guarantee the accuracy or completeness of the information or make any warranties with regard to the results obtained from its use.


T. Rowe Price Mutual Funds
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STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.
**   Closed to new investors.
! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at 1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

F40-050  12/31/01